UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D. C. 20549


                                     FORM 8-K

                                  CURRENT REPORT
      Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  November 26, 2004

                     AMORTIZING RESIDENTIAL COLLATERAL TRUST
             Mortgage Pass-Through Certificates, Series 2004-1 Trust
              (Exact name of registrant as specified in its charter)

New York (governing law of            333-115858-23       54-2161163
Pooling and Servicing Agreement)      (Commission         54-2161164
(State or other                       File Number)        IRS EIN
jurisdiction
of Incorporation)



       c/o Wells Fargo Bank, N.A.
       9062 Old Annapolis Road
       Columbia, MD                                         21045
       (Address of principal executive offices)             (Zip Code)

       Registrant's telephone number, including area code:  (410) 884-2000

       (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))


ITEM 8.01  Other Events

 On November 26, 2004 a distribution was made to holders of AMORTIZING RESIDENTIAL COLLATERAL TRUST, Mortgage Pass-Through Certificates, Series 2004-1 Trust.


ITEM 9.01  Financial Statements and Exhibits

      (c)  Exhibits


           Exhibit Number               Description
           EX-99.1                      Monthly report distributed to holders of
                                        Mortgage Pass-Through Certificates,
                                        Series 2004-1 Trust, relating to the
                                        November 26, 2004 distribution.

           EX-99.2                      Murrayhill Credit Risk Manager Report


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                     AMORTIZING RESIDENTIAL COLLATERAL TRUST
             Mortgage Pass-Through Certificates, Series 2004-1 Trust
                                   (Registrant)

              By:    Wells Fargo Bank, N.A. as Securities Administrator
              By:   /s/   Beth Belfield as Assistant Vice President
              By:    Beth Belfield as Assistant Vice President

              Date:  11/29/2004

                                INDEX TO EXHIBITS

Exhibit Number            Description
EX-99.1                   Monthly report distributed to holders of Mortgage
                          Pass-Through Certificates, Series 2004-1 Trust, relating to the November 26, 2004 distribution.

EX-99.2                   Murrayhill Credit Risk Manager Report



                   EX-99.1

Amortizing Residential Collateral Trust
Mortgage Pass-Through Certificates



Record Date:             10/31/2004
Distribution Date:       11/26/2004


ARC  Series: 2004-1

Contact: Customer Service - CTSLink
         Wells Fargo Bank, N.A.
         Securities Administration Services
         7485 New Horizon Way
         Frederick, MD 21703
         Telephone: (301) 815-6600
         Fax:       (301) 815-6660








                                          Certificateholder Distribution Summary

                             Certificate    Certificate                  Beginning
                             Class          Pass-Through               Certificate           Interest          Principal
Class             CUSIP      Description    Rate                            Balance       Distribution       Distribution

A-1              031733AA6       SEN         2.18250%                113,091,600.38         219,397.70       2,766,491.10
A-2              031733AB4       SEN         2.35250%                 24,755,000.00          51,765.46               0.00
A-3              031733AC2       SEN         2.10250%                221,792,959.12         414,506.40       3,730,267.82
A-4              031733AD0       SEN         2.25250%                 63,565,000.00         127,271.26               0.00
A-5              031733AE8       SEN         2.43250%                 60,498,000.00         130,810.12               0.00
M1               031733AF5       MEZ         2.60250%                 34,697,000.00          80,265.73               0.00
M2               031733AG3       MEZ         2.63250%                 10,170,000.00          23,797.80               0.00
M3               031733AH1       MEZ         2.93250%                  5,982,000.00          15,593.08               0.00
M4               031733AJ7       MEZ         2.98250%                 11,665,000.00          30,925.21               0.00
M5               031733AK4       MEZ         3.18250%                  8,076,000.00          22,846.11               0.00
M6               031733AL2       MEZ         3.58250%                  6,580,000.00          20,953.64               0.00
M7               031733AM0       MEZ         3.68250%                  5,982,000.00          19,581.08               0.00
M8               031733AN8       MEZ         4.43250%                  4,487,000.00          17,678.78               0.00
M9               031733AP3       MEZ         4.43250%                 10,469,000.00          41,247.86               0.00
B1               031733AQ1       SUB         5.00000%                  6,580,000.00          27,416.67               0.00
B2               031733AR9       SUB         5.00000%                  2,393,000.00           9,970.83               0.00
X                ARC04001X       SEN         0.00000%                  2,991,254.20       2,024,890.90               0.00
P                ARC04001P       SEN         0.00000%                        100.00          62,760.77               0.00
Totals                                                               593,774,913.70       3,341,679.40       6,496,758.92

                     Certificateholder Distribution Summary (continued)

                          Current             Ending                            Cumulative
                         Realized        Certificate              Total           Realized
Class                         Loss            Balance       Distribution             Losses

A-1                           0.00     110,325,109.28       2,985,888.80               0.00
A-2                           0.00      24,755,000.00          51,765.46               0.00
A-3                           0.00     218,062,691.30       4,144,774.22               0.00
A-4                           0.00      63,565,000.00         127,271.26               0.00
A-5                           0.00      60,498,000.00         130,810.12               0.00
M1                            0.00      34,697,000.00          80,265.73               0.00
M2                            0.00      10,170,000.00          23,797.80               0.00
M3                            0.00       5,982,000.00          15,593.08               0.00
M4                            0.00      11,665,000.00          30,925.21               0.00
M5                            0.00       8,076,000.00          22,846.11               0.00
M6                            0.00       6,580,000.00          20,953.64               0.00
M7                            0.00       5,982,000.00          19,581.08               0.00
M8                            0.00       4,487,000.00          17,678.78               0.00
M9                            0.00      10,469,000.00          41,247.86               0.00
B1                            0.00       6,580,000.00          27,416.67               0.00
B2                            0.00       2,393,000.00           9,970.83               0.00
X                             0.00       2,991,254.20       2,024,890.90               0.00
P                             0.00             100.00          62,760.77               0.00
Totals                        0.00     587,278,154.78       9,838,438.32               0.00

All distributions required by the Pooling and Servicing Agreement have been calculated by the
Certificate Administrator on behalf of the Trustee.





                                                Principal Distribution Statement

                         Original            Beginning          Scheduled       Unscheduled
                             Face          Certificate          Principal         Principal                        Realized
Class                       Amount              Balance       Distribution      Distribution        Accretion       Loss (1)

A-1                 113,824,000.00       113,091,600.38               0.00      2,766,491.10             0.00           0.00
A-2                  24,755,000.00        24,755,000.00               0.00              0.00             0.00           0.00
A-3                 225,508,000.00       221,792,959.12               0.00      3,730,267.82             0.00           0.00
A-4                  63,565,000.00        63,565,000.00               0.00              0.00             0.00           0.00
A-5                  60,498,000.00        60,498,000.00               0.00              0.00             0.00           0.00
M1                   34,697,000.00        34,697,000.00               0.00              0.00             0.00           0.00
M2                   10,170,000.00        10,170,000.00               0.00              0.00             0.00           0.00
M3                    5,982,000.00         5,982,000.00               0.00              0.00             0.00           0.00
M4                   11,665,000.00        11,665,000.00               0.00              0.00             0.00           0.00
M5                    8,076,000.00         8,076,000.00               0.00              0.00             0.00           0.00
M6                    6,580,000.00         6,580,000.00               0.00              0.00             0.00           0.00
M7                    5,982,000.00         5,982,000.00               0.00              0.00             0.00           0.00
M8                    4,487,000.00         4,487,000.00               0.00              0.00             0.00           0.00
M9                   10,469,000.00        10,469,000.00               0.00              0.00             0.00           0.00
B1                    6,580,000.00         6,580,000.00               0.00              0.00             0.00           0.00
B2                    2,393,000.00         2,393,000.00               0.00              0.00             0.00           0.00
X                     2,991,254.20         2,991,254.20               0.00              0.00             0.00           0.00
P                           100.00               100.00               0.00              0.00             0.00           0.00
Totals              598,222,354.20       593,774,913.70               0.00      6,496,758.92             0.00           0.00

(1) Amount Does Not Include Excess Special Hazard, Bankruptcy, or Fraud Losses Unless Otherwise Disclosed.
    Please Refer to the Prospectus Supplement for a Full Description.


                         Principal Distribution Statement (continued)

                             Total               Ending           Ending               Total
                         Principal          Certificate      Certificate           Principal
 Class                    Reduction              Balance       Percentage        Distribution

 A-1                   2,766,491.10       110,325,109.28       0.96926052        2,766,491.10
 A-2                           0.00        24,755,000.00       1.00000000                0.00
 A-3                   3,730,267.82       218,062,691.30       0.96698428        3,730,267.82
 A-4                           0.00        63,565,000.00       1.00000000                0.00
 A-5                           0.00        60,498,000.00       1.00000000                0.00
 M1                            0.00        34,697,000.00       1.00000000                0.00
 M2                            0.00        10,170,000.00       1.00000000                0.00
 M3                            0.00         5,982,000.00       1.00000000                0.00
 M4                            0.00        11,665,000.00       1.00000000                0.00
 M5                            0.00         8,076,000.00       1.00000000                0.00
 M6                            0.00         6,580,000.00       1.00000000                0.00
 M7                            0.00         5,982,000.00       1.00000000                0.00
 M8                            0.00         4,487,000.00       1.00000000                0.00
 M9                            0.00        10,469,000.00       1.00000000                0.00
 B1                            0.00         6,580,000.00       1.00000000                0.00
 B2                            0.00         2,393,000.00       1.00000000                0.00
 X                             0.00         2,991,254.20       1.00000000                0.00
 P                             0.00               100.00       1.00000000                0.00

 Totals                6,496,758.92       587,278,154.78       0.98170547        6,496,758.92

                                     Principal Distribution Factors Statement

                             Original          Beginning         Scheduled        Unscheduled
                                 Face        Certificate         Principal          Principal
Class (2)                       Amount            Balance      Distribution       Distribution          Accretion


A-1                     113,824,000.00       993.56550798        0.00000000        24.30498928         0.00000000
A-2                      24,755,000.00      1000.00000000        0.00000000         0.00000000         0.00000000
A-3                     225,508,000.00       983.52590205        0.00000000        16.54162079         0.00000000
A-4                      63,565,000.00      1000.00000000        0.00000000         0.00000000         0.00000000
A-5                      60,498,000.00      1000.00000000        0.00000000         0.00000000         0.00000000
M1                       34,697,000.00      1000.00000000        0.00000000         0.00000000         0.00000000
M2                       10,170,000.00      1000.00000000        0.00000000         0.00000000         0.00000000
M3                        5,982,000.00      1000.00000000        0.00000000         0.00000000         0.00000000
M4                       11,665,000.00      1000.00000000        0.00000000         0.00000000         0.00000000
M5                        8,076,000.00      1000.00000000        0.00000000         0.00000000         0.00000000
M6                        6,580,000.00      1000.00000000        0.00000000         0.00000000         0.00000000
M7                        5,982,000.00      1000.00000000        0.00000000         0.00000000         0.00000000
M8                        4,487,000.00      1000.00000000        0.00000000         0.00000000         0.00000000
M9                       10,469,000.00      1000.00000000        0.00000000         0.00000000         0.00000000
B1                        6,580,000.00      1000.00000000        0.00000000         0.00000000         0.00000000
B2                        2,393,000.00      1000.00000000        0.00000000         0.00000000         0.00000000
X                         2,991,254.20      1000.00000000        0.00000000         0.00000000         0.00000000
P                               100.00       100.00000000        0.00000000         0.00000000         0.00000000

(2) All Classes per $ 1,000 denomination




                             Principal Distribution Factors Statement (continued)

                                               Total             Ending            Ending              Total
                         Realized          Principal        Certificate       Certificate          Principal
Class                     Loss (3)          Reduction            Balance        Percentage       Distribution

A-1                     0.00000000        24.30498928       969.26051870        0.96926052        24.30498928
A-2                     0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
A-3                     0.00000000        16.54162079       966.98428127        0.96698428        16.54162079
A-4                     0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
A-5                     0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
M1                      0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
M2                      0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
M3                      0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
M4                      0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
M5                      0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
M6                      0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
M7                      0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
M8                      0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
M9                      0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
B1                      0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
B2                      0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
X                       0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
P                       0.00000000         0.00000000       100.00000000        1.00000000         0.00000000

(3) Amount Does Not Include Excess Special Hazard, Bankruptcy, or Fraud Losses Unless Otherwise Disclosed.
    Please Refer to the Prospectus Supplement for a Full Description.






                                                Interest Distribution Statement

                                                            Beginning                           Payment of
                         Original          Current       Certificate/            Current            Unpaid            Current
                             Face      Certificate           Notional            Accrued          Interest           Interest
Class                       Amount             Rate            Balance           Interest         Shortfall          Shortfall


A-1                 113,824,000.00         2.18250%     113,091,600.38         219,397.70              0.00               0.00
A-2                  24,755,000.00         2.35250%      24,755,000.00          51,765.46              0.00               0.00
A-3                 225,508,000.00         2.10250%     221,792,959.12         414,506.40              0.00               0.00
A-4                  63,565,000.00         2.25250%      63,565,000.00         127,271.26              0.00               0.00
A-5                  60,498,000.00         2.43250%      60,498,000.00         130,810.12              0.00               0.00
M1                   34,697,000.00         2.60250%      34,697,000.00          80,265.73              0.00               0.00
M2                   10,170,000.00         2.63250%      10,170,000.00          23,797.80              0.00               0.00
M3                    5,982,000.00         2.93250%       5,982,000.00          15,593.08              0.00               0.00
M4                   11,665,000.00         2.98250%      11,665,000.00          30,925.21              0.00               0.00
M5                    8,076,000.00         3.18250%       8,076,000.00          22,846.11              0.00               0.00
M6                    6,580,000.00         3.58250%       6,580,000.00          20,953.64              0.00               0.00
M7                    5,982,000.00         3.68250%       5,982,000.00          19,581.08              0.00               0.00
M8                    4,487,000.00         4.43250%       4,487,000.00          17,678.78              0.00               0.00
M9                   10,469,000.00         4.43250%      10,469,000.00          41,247.86              0.00               0.00
B1                    6,580,000.00         5.00000%       6,580,000.00          27,416.67              0.00               0.00
B2                    2,393,000.00         5.00000%       2,393,000.00           9,970.83              0.00               0.00
X                     2,991,254.20         0.00000%       2,991,254.20               0.00              0.00               0.00
P                           100.00         0.00000%             100.00               0.00              0.00               0.00
Totals              598,222,354.20                                           1,254,027.73              0.00               0.00


                                    Interest Distribution Statement (continued)

                                                                                  Remaining                Ending
                    Non-Supported                                   Total            Unpaid          Certificate/
                         Interest           Realized             Interest          Interest              Notional
Class                    Shortfall         Losses (4)         Distribution         Shortfall               Balance


A-1                           0.00               0.00           219,397.70              0.00        110,325,109.28
A-2                           0.00               0.00            51,765.46              0.00         24,755,000.00
A-3                           0.00               0.00           414,506.40              0.00        218,062,691.30
A-4                           0.00               0.00           127,271.26              0.00         63,565,000.00
A-5                           0.00               0.00           130,810.12              0.00         60,498,000.00
M1                            0.00               0.00            80,265.73              0.00         34,697,000.00
M2                            0.00               0.00            23,797.80              0.00         10,170,000.00
M3                            0.00               0.00            15,593.08              0.00          5,982,000.00
M4                            0.00               0.00            30,925.21              0.00         11,665,000.00
M5                            0.00               0.00            22,846.11              0.00          8,076,000.00
M6                            0.00               0.00            20,953.64              0.00          6,580,000.00
M7                            0.00               0.00            19,581.08              0.00          5,982,000.00
M8                            0.00               0.00            17,678.78              0.00          4,487,000.00
M9                            0.00               0.00            41,247.86              0.00         10,469,000.00
B1                            0.00               0.00            27,416.67              0.00          6,580,000.00
B2                            0.00               0.00             9,970.83              0.00          2,393,000.00
X                             0.00               0.00         2,024,890.90              0.00          2,991,254.20
P                             0.00               0.00            62,760.77              0.00                100.00
Totals                        0.00               0.00         3,341,679.40              0.00

(4) Amount Does Not Include Excess Special Hazard, Bankruptcy, or Fraud Losses Unless Otherwise Disclosed.
    Please Refer to the Prospectus Supplement for a Full Description.



                                             Interest Distribution Factors Statement

                                                              Beginning                           Payment of
                           Original          Current       Certificate/           Current             Unpaid            Current
                               Face      Certificate           Notional           Accrued          Interest            Interest
Class (5)                     Amount             Rate            Balance          Interest          Shortfall          Shortfall


A-1                   113,824,000.00         2.18250%       993.56550798        1.92751704         0.00000000         0.00000000
A-2                    24,755,000.00         2.35250%      1000.00000000        2.09111129         0.00000000         0.00000000
A-3                   225,508,000.00         2.10250%       983.52590205        1.83810064         0.00000000         0.00000000
A-4                    63,565,000.00         2.25250%      1000.00000000        2.00222229         0.00000000         0.00000000
A-5                    60,498,000.00         2.43250%      1000.00000000        2.16222222         0.00000000         0.00000000
M1                     34,697,000.00         2.60250%      1000.00000000        2.31333343         0.00000000         0.00000000
M2                     10,170,000.00         2.63250%      1000.00000000        2.34000000         0.00000000         0.00000000
M3                      5,982,000.00         2.93250%      1000.00000000        2.60666667         0.00000000         0.00000000
M4                     11,665,000.00         2.98250%      1000.00000000        2.65111102         0.00000000         0.00000000
M5                      8,076,000.00         3.18250%      1000.00000000        2.82888930         0.00000000         0.00000000
M6                      6,580,000.00         3.58250%      1000.00000000        3.18444377         0.00000000         0.00000000
M7                      5,982,000.00         3.68250%      1000.00000000        3.27333333         0.00000000         0.00000000
M8                      4,487,000.00         4.43250%      1000.00000000        3.94000000         0.00000000         0.00000000
M9                     10,469,000.00         4.43250%      1000.00000000        3.94000000         0.00000000         0.00000000
B1                      6,580,000.00         5.00000%      1000.00000000        4.16666717         0.00000000         0.00000000
B2                      2,393,000.00         5.00000%      1000.00000000        4.16666527         0.00000000         0.00000000
X                       2,991,254.20         0.00000%      1000.00000000        0.00000000         0.00000000         0.00000000
P                             100.00         0.00000%       100.00000000        0.00000000         0.00000000         0.00000000

(5) All Classes per $ 1,000 denomination


                              Interest Distribution Factors Statement (continued)

                                                                                Remaining             Ending
                    Non-Supported                                 Total            Unpaid       Certificate/
                         Interest           Realized           Interest          Interest           Notional
Class                    Shortfall         Losses (6)       Distribution         Shortfall            Balance


A-1                     0.00000000         0.00000000         1.92751704        0.00000000       969.26051870
A-2                     0.00000000         0.00000000         2.09111129        0.00000000      1000.00000000
A-3                     0.00000000         0.00000000         1.83810064        0.00000000       966.98428127
A-4                     0.00000000         0.00000000         2.00222229        0.00000000      1000.00000000
A-5                     0.00000000         0.00000000         2.16222222        0.00000000      1000.00000000
M1                      0.00000000         0.00000000         2.31333343        0.00000000      1000.00000000
M2                      0.00000000         0.00000000         2.34000000        0.00000000      1000.00000000
M3                      0.00000000         0.00000000         2.60666667        0.00000000      1000.00000000
M4                      0.00000000         0.00000000         2.65111102        0.00000000      1000.00000000
M5                      0.00000000         0.00000000         2.82888930        0.00000000      1000.00000000
M6                      0.00000000         0.00000000         3.18444377        0.00000000      1000.00000000
M7                      0.00000000         0.00000000         3.27333333        0.00000000      1000.00000000
M8                      0.00000000         0.00000000         3.94000000        0.00000000      1000.00000000
M9                      0.00000000         0.00000000         3.94000000        0.00000000      1000.00000000
B1                      0.00000000         0.00000000         4.16666717        0.00000000      1000.00000000
B2                      0.00000000         0.00000000         4.16666527        0.00000000      1000.00000000
X                       0.00000000         0.00000000       676.93708545        0.00000000      1000.00000000
P                       0.00000000         0.00000000     62760.77000000        0.00000000       100.00000000

(6) Amount Does Not Include Excess Special Hazard, Bankruptcy,or Fraud Losses Unless
    Otherwise Disclosed. Please Refer to the Prospectus Supplement for a Full Description.








                                         CERTIFICATEHOLDER ACCOUNT STATEMENT
                                                 CERTIFICATE ACCOUNT

Beginning Balance                                                                                              0.00
Deposits
     Payments of Interest and Principal                                                               10,092,442.90
     Liquidations, Insurance Proceeds, Reserve Funds                                                           0.00
     Proceeds from Repurchased Loans                                                                           0.00
     Other Amounts (Servicer Advances)                                                                         0.00
     Realized Loss (Gains, Subsequent Expenses & Recoveries)                                                   0.00

     Prepayment Penalties                                                                                      0.00
Total Deposits                                                                                        10,092,442.90

Withdrawals
     Reimbursement for Servicer Advances                                                                       0.00
     Payment of Service Fee                                                                              254,004.58
     Payment of Interest and Principal                                                                 9,838,438.32
Total Withdrawals (Pool Distribution Amount)                                                          10,092,442.90


Ending Balance                                                                                                 0.00

                                      PREPAYMENT/CURTAILMENT INTEREST SHORTFALL
Total Prepayment/Curtailment Interest Shortfall                                                                0.00

Servicing Fee Support                                                                                          0.00
Non-Supported Prepayment/Curtailment Interest Shortfall                                                        0.00



                                                   SERVICING FEES

Gross Servicing Fee                                                                                      247,406.31
Credit Risk Manager Fee                                                                                    4,453.31
MBIA Insurance Premium                                                                                     1,650.33
Wells Fargo Bank, N.A.                                                                                       494.62
Supported Prepayment/Curtailment Interest Shortfall                                                            0.00
Net Servicing Fee                                                                                        254,004.58




                                                    OTHER ACCOUNTS

                                                    Beginning            Current           Current            Ending
Account Type                                           Balance        Withdrawals          Deposits           Balance

Reserve Fund                                          1,000.00               0.00              0.00          1,000.00
Financial Guaranty                                        0.00               0.00              0.00              0.00
Financial Guaranty                                        0.00               0.00              0.00              0.00

                                  LOAN STATUS STRATIFICATION/CREDIT ENHANCEMENT STATEMENT
                                                     DELINQUENCY STATUS

         DELINQUENT               BANKRUPTCY             FORECLOSURE             REO                     Total


          No of Loans             No of Loans            No of Loans             No of Loans             No of Loans
          Principal Balance       Principal Balance      Principal Balance       Principal Balance       Principal Balance
0-29 Days                         2                      0                       0                       2
                                  480,307.82             0.00                    0.00                    480,307.82

30 Days   23                      0                      0                       0                       23
          3,180,333.45            0.00                   0.00                    0.00                    3,180,333.45

60 Days   2                       0                      0                       0                       2
          278,289.00              0.00                   0.00                    0.00                    278,289.00

90 Days   1                       0                      1                       0                       2
          419,655.04              0.00                   320,000.00              0.00                    739,655.04

120 Days  0                       0                      0                       0                       0
          0.00                    0.00                   0.00                    0.00                    0.00

150 Days  0                       0                      0                       0                       0
          0.00                    0.00                   0.00                    0.00                    0.00

180+ Days 0                       0                      0                       0                       0
          0.00                    0.00                   0.00                    0.00                    0.00

Totals    26                      2                      1                       0                       29
          3,878,277.49            480,307.82             320,000.00              0.00                    4,678,585.31


          No of Loans             No of Loans            No of Loans             No of Loans             No of Loans
          Principal Balance       Principal Balance      Principal Balance       Principal Balance       Principal Balance
0-29 Days                         0.058089%              0.000000%               0.000000%               0.058089%
                                  0.081735%              0.000000%               0.000000%               0.081735%

30 Days   0.668022%               0.000000%              0.000000%               0.000000%               0.668022%
          0.541207%               0.000000%              0.000000%               0.000000%               0.541207%

60 Days   0.058089%               0.000000%              0.000000%               0.000000%               0.058089%
          0.047357%               0.000000%              0.000000%               0.000000%               0.047357%

90 Days   0.029044%               0.000000%              0.029044%               0.000000%               0.058089%
          0.071414%               0.000000%              0.054455%               0.000000%               0.125869%

120 Days  0.000000%               0.000000%              0.000000%               0.000000%               0.000000%
          0.000000%               0.000000%              0.000000%               0.000000%               0.000000%

150 Days  0.000000%               0.000000%              0.000000%               0.000000%               0.000000%
          0.000000%               0.000000%              0.000000%               0.000000%               0.000000%

180+ Days 0.000000%               0.000000%              0.000000%               0.000000%               0.000000%
          0.000000%               0.000000%              0.000000%               0.000000%               0.000000%

Totals    0.755155%               0.058089%              0.029044%               0.000000%               0.842289%
          0.659978%               0.081735%              0.054455%               0.000000%               0.796169%

                                                  Delinquency Status By Groups

                         DELINQUENT           BANKRUPTCY            FORECLOSURE          REO                  Total
 1(A)                    No of Loans          No of Loans           No of Loans          No of Loans          No of Loans
                         Principal Balance    Principal Balance     Principal Balance    Principal Balance    Principal Balance

 0-29 Days                                    0                     0                    0                    0
                                              0.00                  0.00                 0.00                 0.00

 30 Days                 6                    0                     0                    0                    6
                         679,349.69           0.00                  0.00                 0.00                 679,349.69

 60 Days                 0                    0                     0                    0                    0
                         0.00                 0.00                  0.00                 0.00                 0.00

 90 Days                 0                    0                     0                    0                    0
                         0.00                 0.00                  0.00                 0.00                 0.00

 120 Days                0                    0                     0                    0                    0
                         0.00                 0.00                  0.00                 0.00                 0.00

 150 Days                0                    0                     0                    0                    0
                         0.00                 0.00                  0.00                 0.00                 0.00

 180 Days                0                    0                     0                    0                    0
                         0.00                 0.00                  0.00                 0.00                 0.00

 Totals                  6                    0                     0                    0                    6
                         679,349.69           0.00                  0.00                 0.00                 679,349.69



 0-29 Days                                    0.000000%             0.000000%            0.000000%            0.000000%
                                              0.000000%             0.000000%            0.000000%            0.000000%

 30 Days                 1.764706%            0.000000%             0.000000%            0.000000%            1.764706%
                         1.805047%            0.000000%             0.000000%            0.000000%            1.805047%

 60 Days                 0.000000%            0.000000%             0.000000%            0.000000%            0.000000%
                         0.000000%            0.000000%             0.000000%            0.000000%            0.000000%

 90 Days                 0.000000%            0.000000%             0.000000%            0.000000%            0.000000%
                         0.000000%            0.000000%             0.000000%            0.000000%            0.000000%

 120 Days                0.000000%            0.000000%             0.000000%            0.000000%            0.000000%
                         0.000000%            0.000000%             0.000000%            0.000000%            0.000000%

 150 Days                0.000000%            0.000000%             0.000000%            0.000000%            0.000000%
                         0.000000%            0.000000%             0.000000%            0.000000%            0.000000%

 180 Days                0.000000%            0.000000%             0.000000%            0.000000%            0.000000%
                         0.000000%            0.000000%             0.000000%            0.000000%            0.000000%

 Totals                  1.764706%            0.000000%             0.000000%            0.000000%            1.764706%
                         1.805047%            0.000000%             0.000000%            0.000000%            1.805047%



                         DELINQUENT           BANKRUPTCY            FORECLOSURE          REO                  Total
 1(B)                    No of Loans          No of Loans           No of Loans          No of Loans          No of Loans
                         Principal Balance    Principal Balance     Principal Balance    Principal Balance    Principal Balance

 0-29 Days                                    0                     0                    0                    0
                                              0.00                  0.00                 0.00                 0.00

 30 Days                 1                    0                     0                    0                    1
                         198,000.00           0.00                  0.00                 0.00                 198,000.00

 60 Days                 0                    0                     0                    0                    0
                         0.00                 0.00                  0.00                 0.00                 0.00

 90 Days                 0                    0                     0                    0                    0
                         0.00                 0.00                  0.00                 0.00                 0.00

 120 Days                0                    0                     0                    0                    0
                         0.00                 0.00                  0.00                 0.00                 0.00

 150 Days                0                    0                     0                    0                    0
                         0.00                 0.00                  0.00                 0.00                 0.00

 180 Days                0                    0                     0                    0                    0
                         0.00                 0.00                  0.00                 0.00                 0.00

 Totals                  1                    0                     0                    0                    1
                         198,000.00           0.00                  0.00                 0.00                 198,000.00



 0-29 Days                                    0.000000%             0.000000%            0.000000%            0.000000%
                                              0.000000%             0.000000%            0.000000%            0.000000%

 30 Days                 0.130890%            0.000000%             0.000000%            0.000000%            0.130890%
                         0.153706%            0.000000%             0.000000%            0.000000%            0.153706%

 60 Days                 0.000000%            0.000000%             0.000000%            0.000000%            0.000000%
                         0.000000%            0.000000%             0.000000%            0.000000%            0.000000%

 90 Days                 0.000000%            0.000000%             0.000000%            0.000000%            0.000000%
                         0.000000%            0.000000%             0.000000%            0.000000%            0.000000%

 120 Days                0.000000%            0.000000%             0.000000%            0.000000%            0.000000%
                         0.000000%            0.000000%             0.000000%            0.000000%            0.000000%

 150 Days                0.000000%            0.000000%             0.000000%            0.000000%            0.000000%
                         0.000000%            0.000000%             0.000000%            0.000000%            0.000000%

 180 Days                0.000000%            0.000000%             0.000000%            0.000000%            0.000000%
                         0.000000%            0.000000%             0.000000%            0.000000%            0.000000%

 Totals                  0.130890%            0.000000%             0.000000%            0.000000%            0.130890%
                         0.153706%            0.000000%             0.000000%            0.000000%            0.153706%



                         DELINQUENT           BANKRUPTCY            FORECLOSURE          REO                  Total
 2(A)                    No of Loans          No of Loans           No of Loans          No of Loans          No of Loans
                         Principal Balance    Principal Balance     Principal Balance    Principal Balance    Principal Balance

 0-29 Days                                    0                     0                    0                    0
                                              0.00                  0.00                 0.00                 0.00

 30 Days                 1                    0                     0                    0                    1
                         65,800.00            0.00                  0.00                 0.00                 65,800.00

 60 Days                 0                    0                     0                    0                    0
                         0.00                 0.00                  0.00                 0.00                 0.00

 90 Days                 0                    0                     0                    0                    0
                         0.00                 0.00                  0.00                 0.00                 0.00

 120 Days                0                    0                     0                    0                    0
                         0.00                 0.00                  0.00                 0.00                 0.00

 150 Days                0                    0                     0                    0                    0
                         0.00                 0.00                  0.00                 0.00                 0.00

 180 Days                0                    0                     0                    0                    0
                         0.00                 0.00                  0.00                 0.00                 0.00

 Totals                  1                    0                     0                    0                    1
                         65,800.00            0.00                  0.00                 0.00                 65,800.00



 0-29 Days                                    0.000000%             0.000000%            0.000000%            0.000000%
                                              0.000000%             0.000000%            0.000000%            0.000000%

 30 Days                 0.169205%            0.000000%             0.000000%            0.000000%            0.169205%
                         0.062629%            0.000000%             0.000000%            0.000000%            0.062629%

 60 Days                 0.000000%            0.000000%             0.000000%            0.000000%            0.000000%
                         0.000000%            0.000000%             0.000000%            0.000000%            0.000000%

 90 Days                 0.000000%            0.000000%             0.000000%            0.000000%            0.000000%
                         0.000000%            0.000000%             0.000000%            0.000000%            0.000000%

 120 Days                0.000000%            0.000000%             0.000000%            0.000000%            0.000000%
                         0.000000%            0.000000%             0.000000%            0.000000%            0.000000%

 150 Days                0.000000%            0.000000%             0.000000%            0.000000%            0.000000%
                         0.000000%            0.000000%             0.000000%            0.000000%            0.000000%

 180 Days                0.000000%            0.000000%             0.000000%            0.000000%            0.000000%
                         0.000000%            0.000000%             0.000000%            0.000000%            0.000000%

 Totals                  0.169205%            0.000000%             0.000000%            0.000000%            0.169205%
                         0.062629%            0.000000%             0.000000%            0.000000%            0.062629%



                         DELINQUENT           BANKRUPTCY            FORECLOSURE          REO                  Total
 2(B)                    No of Loans          No of Loans           No of Loans          No of Loans          No of Loans
                         Principal Balance    Principal Balance     Principal Balance    Principal Balance    Principal Balance

 0-29 Days                                    2                     0                    0                    2
                                              480,307.82            0.00                 0.00                 480,307.82

 30 Days                 15                   0                     0                    0                    15
                         2,237,183.76         0.00                  0.00                 0.00                 2,237,183.76

 60 Days                 2                    0                     0                    0                    2
                         278,289.00           0.00                  0.00                 0.00                 278,289.00

 90 Days                 1                    0                     1                    0                    2
                         419,655.04           0.00                  320,000.00           0.00                 739,655.04

 120 Days                0                    0                     0                    0                    0
                         0.00                 0.00                  0.00                 0.00                 0.00

 150 Days                0                    0                     0                    0                    0
                         0.00                 0.00                  0.00                 0.00                 0.00

 180 Days                0                    0                     0                    0                    0
                         0.00                 0.00                  0.00                 0.00                 0.00

 Totals                  18                   2                     1                    0                    21
                         2,935,127.80         480,307.82            320,000.00           0.00                 3,735,435.62



 0-29 Days                                    0.114416%             0.000000%            0.000000%            0.114416%
                                              0.151938%             0.000000%            0.000000%            0.151938%

 30 Days                 0.858124%            0.000000%             0.000000%            0.000000%            0.858124%
                         0.707700%            0.000000%             0.000000%            0.000000%            0.707700%

 60 Days                 0.114416%            0.000000%             0.000000%            0.000000%            0.114416%
                         0.088033%            0.000000%             0.000000%            0.000000%            0.088033%

 90 Days                 0.057208%            0.000000%             0.057208%            0.000000%            0.114416%
                         0.132752%            0.000000%             0.101227%            0.000000%            0.233979%

 120 Days                0.000000%            0.000000%             0.000000%            0.000000%            0.000000%
                         0.000000%            0.000000%             0.000000%            0.000000%            0.000000%

 150 Days                0.000000%            0.000000%             0.000000%            0.000000%            0.000000%
                         0.000000%            0.000000%             0.000000%            0.000000%            0.000000%

 180 Days                0.000000%            0.000000%             0.000000%            0.000000%            0.000000%
                         0.000000%            0.000000%             0.000000%            0.000000%            0.000000%

 Totals                  1.029748%            0.114416%             0.057208%            0.000000%            1.201373%
                         0.928485%            0.151938%             0.101227%            0.000000%            1.181650%





                                               OTHER INFORMATION

Current Period Class A Insufficient Funds                                                                  0.00
Principal Balance of Contaminated Properties                                                               0.00

Periodic Advance                                                                                           0.00








                                     COLLATERAL STATEMENT
 Collateral Description                                          Fixed Mixed & ARM & Balloon

 Weighted Average Gross Coupon                                                     7.139924%
 Weighted Average Net Coupon                                                       6.639924%
 Weighted Average Pass-Through Rate                                                6.638924%
 Weighted Average Maturity(Stepdown Calculation )                                        352
 Beginning Scheduled Collateral Loan Count                                             3,472

 Number Of Loans Paid In Full                                                             29
 Ending Scheduled Collateral Loan Count                                                3,443
 Beginning Scheduled Collateral Balance                                       593,774,913.70
 Ending Scheduled Collateral Balance                                          587,278,154.78
 Ending Actual Collateral Balance at 31-Oct-2004                              587,637,058.77
 Monthly P &I Constant                                                          3,918,795.68
 Special Servicing Fee                                                                  0.00
 Prepayment Penalties                                                                   0.00
 Realized Loss Amount                                                                   0.00
 Cumulative Realized Loss                                                               0.00
 Scheduled Principal                                                              385,872.50
 Unscheduled Principal                                                          6,110,886.42

 Advances                                                              Not Reported

 Insurance claims paid                                                       $ 0.00


                             Miscellaneous Reporting
   Overcollateralization Amount                                  2,991,354.20
   Overcollateralization Deficiency Amount                               0.00
   Target Overcollateralization Amount                           2,991,354.20
   Amounts received under Cap Agreement                                  0.00

                        Group Level Collateral Statement
Group                                                      1(A)                             1(B)                             2(A)
Collateral Description                        Fixed 15/30 & ARM                Fixed 15/30 & ARM                Fixed 15/30 & ARM
Weighted Average Coupon Rate                           7.881697                         7.014232                         6.304250
Weighted Average Net Rate                              7.381697                         6.514232                         5.804250
Weighted Average Maturity                                   349                              349                              352
Beginning Loan Count                                        345                              772                              593
Loans Paid In Full                                            5                                8                                2
Ending Loan Count                                           340                              764                              591
Beginning Scheduled Balance                       38,652,040.57                   130,442,654.69                   105,200,195.53
Ending scheduled Balance                          37,608,387.64                   128,719,816.52                   104,970,217.83
Record Date                                          10/31/2004                       10/31/2004                       10/31/2004
Principal And Interest Constant                      285,150.39                       864,583.19                       665,064.51
Scheduled Principal                                   31,280.65                       102,120.63                       112,390.91
Unscheduled Principal                              1,012,372.28                     1,620,717.54                       117,586.79
Scheduled Interest                                   253,869.74                       762,462.56                       552,673.60
Servicing Fees                                        16,105.02                        54,351.11                        43,833.41
Master Servicing Fees                                      0.00                             0.00                             0.00
Trustee Fee                                                0.00                             0.00                             0.00
FRY Amount                                                 0.00                             0.00                             0.00
Special Hazard Fee                                         0.00                             0.00                             0.00
Other Fee                                                 32.21                           108.70                            87.67
Pool Insurance Fee                                         0.00                             0.00                             0.00
Spread Fee 1                                               0.00                             0.00                             0.00
Spread Fee 2                                               0.00                             0.00                             0.00
Spread Fee 3                                               0.00                             0.00                             0.00
Net Interest                                         237,732.51                       708,002.75                       508,752.52
Realized Loss Amount                                       0.00                             0.00                             0.00
Cumulative Realized Loss                                   0.00                             0.00                             0.00
Percentage of Cumulative Losses                          0.0000                           0.0000                           0.0000
Prepayment Penalties                                       0.00                             0.00                             0.00
Special Servicing Fee                                      0.00                             0.00                             0.00
Pass-Through Rate                                      7.380697                         6.513232                         5.803250

                      Group Level Collateral Statement
Group                                                      2(B)                             Total
Collateral Description                        Fixed 15/30 & ARM           Fixed Mixed & ARM & Balloon
Weighted Average Coupon Rate                           7.376676                          7.139924
Weighted Average Net Rate                              6.876676                          6.639924
Weighted Average Maturity                                   352                               352
Beginning Loan Count                                      1,762                             3,472
Loans Paid In Full                                           14                                29
Ending Loan Count                                         1,748                             3,443
Beginning Scheduled Balance                      319,480,022.91                    593,774,913.70
Ending scheduled Balance                         315,979,732.79                    587,278,154.78
Record Date                                          10/31/2004                        10/31/2004
Principal And Interest Constant                    2,103,997.59                      3,918,795.68
Scheduled Principal                                  140,080.31                        385,872.50
Unscheduled Principal                              3,360,209.81                      6,110,886.42
Scheduled Interest                                 1,963,917.28                      3,532,923.18
Servicing Fees                                       133,116.68                        247,406.22
Master Servicing Fees                                      0.00                              0.00
Trustee Fee                                                0.00                              0.00
FRY Amount                                                 0.00                              0.00
Special Hazard Fee                                         0.00                              0.00
Other Fee                                                266.23                            494.81
Pool Insurance Fee                                         0.00                              0.00
Spread Fee 1                                               0.00                              0.00
Spread Fee 2                                               0.00                              0.00
Spread Fee 3                                               0.00                              0.00
Net Interest                                       1,830,534.37                      3,285,022.15
Realized Loss Amount                                       0.00                              0.00
Cumulative Realized Loss                                   0.00                              0.00
Percentage of Cumulative Losses                          0.0000                            0.0000
Prepayment Penalties                                       0.00                              0.00
Special Servicing Fee                                      0.00                              0.00
Pass-Through Rate                                      6.875676                          6.638924




theMurrayhillcompany


Credit Risk Manager Report
October 2004
ARC 2004-1


The information contained in this Report is based upon a specific point in time and reflects performance solely through that point in time. It does not forecast the performance of the portfolio in the future. The information in this Report is not investment advice concerning a particular portfolio or security, and no mention of a particular security in this Report constitutes a recommendation to buy, sell, or hold that or any other security.
The Report is based upon information provided to The Murrayhill Company by third parties and therefore The Murrayhill Company cannot, and does not, warrant that the information contained in this Report is accurate or complete.


c 2004 The Murrayhill Company. All Rights Reserved.


Section One
Transaction Summary


Table of Contents


Section One                                  Transaction Summary


Section Two                                  Prepayment Premium Analysis


Section Three                                Analytics


ARC 2004-1
Transaction Summary
October 2004


Transaction Summary


Closing Date:                                9/30/2004
Depositor:                                   Structured Asset Securities Corporation
Trustee:                                     LaSalle Bank National Association
Securities Administrator:                    Wells Fargo Bank, N.A.
Master Servicer:                             Aurora Loan Serving Inc.
                                             Aurora Loan Services, Chase Manhattan Mortgage Corp.,
Servicer(s):                                 Option One Mortgage Corp., Wells Fargo Home Mortgage,
                                             Ocwen Financial Services.
Delinquency Reporting Method:                OTS1


Collateral Summary


                                                                                     9/30/2004 as a Percentage
                               Closing Date                         9/30/20042
                                                                                     of Closing Date2
Collateral Balance             $       598,778,486         $        30,4000,862      4.93 %
Loan Count                             3,491                        209              5.99 %



Collateral Statistics


                                              Loan Count2                    Summed Balance2
Repurchases3                                  0                              $  0
First Payment Defaults                        2                              $  740,000
Early Payment Defaults 4                      0                              $  0
Multiple Loans to One Borrower                0                              $  0


Second Lien Statistics


                                              Loan Count2                    Summed Balance2
Outstanding Second Lien Loans                 0                              $  0
30 Days Delinquent                            0                              $  0
60 Days Delinquent                            0                              $  0
90+ Days Delinquent                           0                              $  0


1 OTS Method: A current loan becomes 30 days delinquent if the scheduled payment is not made by the close of business on the corresponding day of the following month. Similarly for 60 days delinquent and the second immediately succeeding month and 90 days delinquent and the third immediately succeeding month.
2 These figures are based upon information provided to Murrayhill by the servicers on a monthly basis; however, Murrayhill only received data for one servicer this month.
3 Refers to loans repurchased in the current month
4 A default that occurs on the second or third scheduled payment

c 2004 The Murrayhill Company. All Rights Reserved.


Section Two
Prepayment Premium Analysis


Reconciliation of Prepayment Premiums for ARC 2004-1
Mortgage Data Through: September 30, 2004


Section 1:       Prepayment premiums collected by the servicers and remitted to the trustee. This information is reported to
                 Murrayhill by the servicers each month.

                              Trustee Remittance Date
                              25-Oct-04
TOTAL                         $11,344




Section 2:       Prepayment premiums remitted to the P Class by the trustee. This information is taken from the statement to
                 Certificateholders prepared by the trustee.

                             Trustee Remittance Date
Class                        25-Oct-04
P Class                      $39,889

Section 3:       Reconciliation of the amounts remitted by the servicer to the trustee, and the amount remitted to the P Class by the trustee.


Amount remitted by servicer:                       $11,344
Amount remitted to the P Class:                    $39,889
Difference*:                                      ($28,546)


*Murrayhill only received data from one servicer this month; however, the amount reported by the master servicer is the same amount that was reported in the remittance


Aggregate Paid Off Loans Report for ARC 2004-1
Mortgage Data Through: September 30, 2004


Trustee Remittance Date                                                                        25-Oct-04
Loans with Active Prepayment Flags that Remitted
                                                                                               2
Premiums ( A )


Loans without Prepayment Flags that Remitted Premiums                                          0

Total Loans that Remitted Premiums ( B )                                                       2

Loans with Active Prepayment Flags ( C )                                                       2


Loans without Prepayment Flags that Remitted Premiums                                          0

Subtotal ( D )                                                                                 2


Premiums Remitted with Active Prepayment Flags (A/C)                                           100.0%


Total Loans that Remitted Premiums to the Subtotal (B/D )                                      100.0%


Total Paid Off Loans ( E )                                                                     4
Total Loans that Remitted Premiums to the Total Paid Off
                                                                                               50.0%
Loans ( B/E )


Paid Off Loans Exception Report for ARC 2004-1
Mortgage Data Through: September 30, 2004

                                                                                                                      Total

Total Paid Off Loans with Flags                                                                                         2
Less Exceptions:

Loans with Expired Prepayment Clauses (as stated in the Note)*                                                          0


Loans that Contained a Clause Allowing Prepayment Premiums to be Waived at the Time of Liquidation*                     0


Repurchased/Service Transferred Loans*                                                                                  0


Loans that Liquidated from REO*                                                                                         0


Loans with Discrepancies between the Data File and the Note*                                                            0

Defaulted Liquidated Loans that Could Not Have Collected Premiums because of the Acceleration of the
Debt*                                                                                                                   0


Loans that Liquidated Through Loss Mitigation Efforts*                                                                  0
Total Paid Off Loans with Active Prepayment Flags (C)                                                                   2

Other Exceptions:

Paid Off Loans that Did Not Collect Premiums because of State Statutes                                                  0


Paid Off Loans with Active Prepayment Flags that Have Not Remitted Premiums                                             0

* These categories are mutually exclusive.


                                                  Paid off Loans With Prepayment Flags for ARC 2004-1
                                                         Mortgage Data Through: September 30, 2004
                                                                                      % of
                                                                                                   No Premium       PPP
                Delinquency    Origination   PPP                Payoff     PPP        Premium to
Loan Number                                         Exp. Date                                     Collected, w/  Collected, Comments
                String         Date          Flag               Balance    Remitted   Payoff
                                                                                                      Flag         No Flag
                                                                                      Balance
5618736         0              5/12/2004     2      5/12/2006   $62,938    $2,389      4%
5618603         0              1/2/2004      3      1/2/2007    $288,900   $8,955      3%


c 2004 The Murrayhill Company. All Rights Reserved.


Section Three
Analytics


ARC 2004-1 FICO Distribution by Status
Mortgage Data Through: September 30, 2004

FICO             Delinquency           Percentage
520              Current               0.005
530              Current               0.059
540              Current               0.079
550              Current               0.084
560              Current               0.079
560              Delinquent            0.333
570              Current               0.074
570              Paid Off              0.25
580              Current               0.064
590              Current               0.084
600              Current               0.074
600              Paid Off              0.5
610              Current               0.074
620              Current               0.05
630              Current               0.05
630              Delinquent            0.333
640              Current               0.05
650              Current               0.054
650              Delinquent            0.333
660              Current               0.04
660              Paid Off              0.25
670              Current               0.01
680              Current               0.02
690              Current               0.02
700              Current               0.015
720              Current               0.005
770              Current               0.005
780              Current               0.005


Status                  # of Loans       Average       Std. Deviation
Current                 202              596           48.337
Delinquent              3                612           47.014
Paid Off                4                604           37.903
Total:                  209




ARC 2004-1 Loan-to-Value Distribution by Status
Mortgage Data Through: September 30, 2004

LTV             Delinquency            Percentage
0.6             Current                0.005
0.7             Current                0.01
0.8             Delinquent             0.333
0.8             Current                0.203
0.9             Paid Off               0.5
0.9             Current                0.515
1               Delinquent             0.667
1               Paid Off               0.5
1               Current                0.267


Status                   # of Loans              Average            Std. Deviation
Current                  202                     0.891              0.068
Delinquent               3                       0.916              0.105
Paid Off                 4                       0.938              0.048
Total:                   209


ARC 2004-1 Balance Distribution by Status
Mortgage Data Through: September 30, 2004

Balance            Delinquency         Percentage
30000              Current             0.01
40000              Current             0.025
50000              Current             0.079
60000              Current             0.054
70000              Current             0.064
80000              Current             0.069
90000              Current             0.025
100000             Current             0.045
110000             Current             0.079
120000             Current             0.045
130000             Current             0.059
140000             Current             0.05
150000             Current             0.03
160000             Current             0.054
160000             Delinquent          0.333
170000             Current             0.03
180000             Current             0.054
190000             Current             0.025
200000             Current             0.015
210000             Current             0.025
220000             Current             0.015
230000             Current             0.01
240000             Current             0.005
250000             Current             0.015
260000             Current             0.02
270000             Current             0.005
280000             Current             0.005
290000             Current             0.02
300000             Current             0.005
310000             Current             0.015
320000             Delinquent          0.333
340000             Current             0.005
350000             Current             0.005
360000             Current             0.005
380000             Current             0.01
400000             Current             0.005
410000             Current             0.005
420000             Delinquent          0.333
470000             Current             0.005
540000             Current             0.005
620000             Current             0.005


Status                  # of Loans       Average              Std. Deviation
Current                 202              146,037.49           93,603.25
Delinquent              3                300,429.67           130,461.08
Total:                  205


ARC 2004-1 Mortgage Type Distribution by Status
Mortgage Data Through: September 30, 2004

Mortgage Type                 Delinquency          Percentage
Investment Home               Current              0.05
Primary Home                  Current              0.946
Primary Home                  Delinquent           0.667
Primary Home                  Paid Off             1
Second Home                   Current              0.005
Second Home                   Delinquent           0.333


Mortgage Type                Loan Count           Total Balance             Avg. Balance           Std. Deviation
ARM                          186                  26,984,928.00             145,080.26             91,453.79
Fixed                        23                   3,415,934.00              148,518.87             135,566.09
Total:                       209                  30,400,862.00


ARC 2004-1 Mortgage Term Distribution by Status
Mortgage Data Through: September 30, 2004

Mortgage Term                Delinquency           Percentage
180                          Current               0.01
360                          Current               0.99
360                          Delinquent            1
360                          Paid Off              1


# of Loans                 Other         120       180         240        360
209                        0             0         2           0          207


ARC 2004-1 Mortgage Purpose Distribution
Mortgage Data Through: September 30, 2004

Origination Statistics                                                 Current Loans
Number of Loans:                         3,491                         Number of Loans:             202


Purpose                      Number           Percentage            Purpose                          Number     Percentage

Cash-out refinance           1,664            47.7%                 Cash-out refinance               140        69.3%
Purchase                     1,448            41.5%                 Purchase                         48         23.8%
Rate/term                    319              9.1%                  Rate/term                        14         6.9%
Home                         6                0.2%                  Home                             0          0.0%
Other                        54               1.5%                  Other                            0          0.0%
Total                        3,491            100%                  Total                            202        100%


Delinquent Loans                                                    Paid Off Loans
Number of Loans:                  3                                 Number of Loans:                 4

Purpose                           Number      Percentage            Purpose                             Number
Percentage
Cash-out refinance                1           33.3%                 Cash-out refinance                  4           100.0%
Purchase                          2           66.7%                 Purchase                            0           0.0%
Rate/term                         0           0.0%                  Rate/term                           0           0.0%
Home                              0           0.0%                  Home                                0           0.0%
Other                             0           0.0%                  Other                               0           0.0%
Total                             3           100%                  Total                               4           100%


ARC 2004-1 Ownership Distribution by Status
Mortgage Data Through: September 30, 2004

Ownership Type                Delinquency           Percentage
Investment Home               Current               0.05
Primary Home                  Current               0.946
Primary Home                  Delinquent            0.667
Primary Home                  Paid Off              1
Second Home                   Current               0.005
Second Home                   Delinquent            0.333

Title                         # of Loans
Investment Home               10
Primary Home                  197
Second Home                   2
Total:                        209


ARC 2004-1 Delinquent Count Over Time
Mortgage Data Through: September 30, 2004

Total Count in Status
AsOfDate 30 Days                               60 Days                 90 Days           Foreclosure                REO
9/30/2004 1                                    1                       1                 0                          0


ARC 2004-1 Delinquent Balance Over Time
Mortgage Data Through: September 30, 2004

Total Balance in Status
AsOfDate 30 Days                                60 Days                90 Days            Foreclosure                REO
9/30/2004 $161,289                              $320,000               $420,000           -                          -


ARC 2004-1 Historical SDA Performance
Mortgage Data Through: September 30, 2004

                      Weighted                              Monthly
Date                  Average Age        Default Amt        Default Rate         CDR (F-R)       SDA Curve       SDA %
30-Sep-04             4.44               $0                 0.00%                0.00%           0.09%           0%

Averages:             4.44               $0                 0.00%                0.00%           0.09%           0%


c 2004 The Murrayhill Company. All Rights Reserved.
